Exhibit 99.1

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[GRAPHIC]

Strategic Issues and Opportunities at
CF Industries Holdings, Inc.

Presentation to
BMO Nesbitt Burns
Global Fertilizer Conference

April 3, 2006

Stephen R. Wilson
Chairman and Chief Executive Officer

Ernest Thomas
Senior Vice President and Chief Financial Officer

Safe Harbor Statement

Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. All statements in this presentation, other than those relating to our historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from such statements. These risks and uncertainties include the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales to pre-IPO owners and other large customers; the impact of changing market conditions on our forward pricing program; the significant risks and hazards involved in fertilizer manufacturing; unanticipated consequences related to future expansion of our business; our inability to expand our business, including consequences due to the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the raw materials we use; changes in global fertilizer supply and demand and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

[LOGO]

2

Overview

A Quick Look at CF Industries Holdings, Inc.

•                  A leading manufacturer and distributor of nitrogen and phosphate fertilizer

•                  Founded as cooperative in 1946; new bottom line-oriented business model in 2003

•                  Operates the industry’s most extensive distribution network

•                  Market shares: 22 percent nitrogen and 14 percent phosphate for fertilizer year 2004; 29 percent nitrogen and 20 percent phosphate in key Corn Belt states

•                  At capacity, use 350,000 MMBtu of natural gas daily

3

Major Strategic Issue

[GRAPHIC]

Long-Term Competitiveness of North American Nitrogen Assets

•                  Nearly 40 percent of U.S. nitrogen capacity closed permanently between 1999 and 2005

•                  In Q4, our Donaldsonville nitrogen complex operated at significantly reduced levels

•                  Fertilizer is a cyclical industry, driven by global forces

4

CF Perspectives

[GRAPHIC]

We don’t underestimate today’s challenges, but . . .

•                  There is uncertainty about natural gas price trends

•                  Rising natural gas costs aren’t just a North American phenomenon.

•                  Plant location, scale and productivity are key factors under more “normalized” pricing scenario

•                  Increased LNG availability and conservation will also be factors

5

CF Position

•                  The U.S. may not always be a relatively high-natural-gas-cost production point

•                  In any gas cost environment, CF Industries’ distribution system will provide a valuable asset, especially for ammonia

Today’s uncertainty demands flexibility and nimbleness to adapt to changing market conditions

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Uncertainty Regarding Natural Gas Prices

NYMEX Futures Prices on 8/1/05 and 9/29/05
Versus Actual Spot Prices

[CHART]

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Natural Gas Henry Hub Spot Prices

(Base Case and 95% Confidence Interval*)

[CHART]

*The confidence intervals show +/-2 standard errors based on the properties of the model.

[LOGO]

Short-Term Energy Outlook, March 2006

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Uncertainty Regarding Global Natural Gas Prices

Natural Gas Prices for Industry in US Dollars ($ per MMBtu)

[CHART]

Source:  International Energy Agency – 2005 Handbook

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Uncertainty Regarding Offshore Production Costs

“It is thought the Ukrainian nitrogen producers will now face a gas price equivalent to at least $3/MMBtu, but it could be higher.”

— FERTECON

[GRAPHIC]

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Uncertainty Regarding Plant Productivity

•                  Other producers (Western Europe) already face high, world market natural gas prices

•                  Eastern Europe producers face rising natural gas costs and major logistical disadvantages

‘Vulnerable’ capacity isn’t just North American

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The Potential of LNG

[GRAPHIC]

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Projected Liquefaction Capacity 2010

[GRAPHIC]

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Existing & Approved Gulf Coast LNG Infrastructure

[GRAPHIC]

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CF Strategic Perspective

[GRAPHIC]

•                  Practice patience and discipline

•                  Don’t “bet the company” on
 any one scenario

•                  Maintain the financial strength to implement strategic options

15

CF Financial Overview

Key Financial Items - Historical

(In $ millions)	2002	2003	2004	2005

Revenues	1014	1370	1651	1908

EBITDA	85	95	234	221	*

Net Income	(28)	(18)	68	78	**

Capital Expenditures	26	29	34	69

Net Debt	271	291	51	(81)

* Adjusted for one-time IPO costs of $36.7 million pre-tax

** Adjusted for IPO costs and other adjustments of $117 million

For reconciliation of non-GAAP numbers, see CF Industries’ website

16

CF Financial Overview

Sales Volume - Historical

(thousands of tons)	2002	2003	2004	2005

Ammonia	1,435	1,475	1,438	1,382

Urea	2,663	2,572	2,513	2,518

UAN	1,926	2,228	2,593	2,483

DAP	1,560	1,627	1,549	1,583

MAP	289	252	351	426

Other	126	61	59	46

Total	7,999	8,215	8,503	8,438

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CF Financial Position

Key Balance Sheet Data - Historical

(In $ millions)	2002	2003	2004	2005

Cash & Short Term Investments	95	169	419	217

Total Assets	1,322	1,416	1,557	1,228

Customer Advances	40	166	212	132

Total Debt	326	294	259	4

Stockholders’ Equity	741	734	787	756

Net Debt/Capitalization	26.8%	28.4%	6.2%	(12.0)%

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CF Financial Overview

Adjusted Free Cash Flow - Historical

(In $ millions)	2002	2003	2004	2005

Cash Flow from Operations	77	137	344	137

Less:
Capital Expenditures	26	29	34	69

Distributions to Minorities	0	5	26	6

Working Capital	(19)	(50)	55	(24)

Customer Advances	30	126	45	(80)

Dividends	0	0	0	1

Adjusted Free Cash Flow	40	27	184	165

19

Priorities for Cash

•                  Liquidity to operate through fertilizer cycle

•                  Flexibility to fund strategic investments, i.e. Trinidad

•                  Options such as share repurchases

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CF Strategic Response

•                  Establish a diversified feed stock base

Strategically, this makes sense – in any natural gas pricing scenario

•                  Intensify efforts to support domestic exploration

There is no shortage of North American natural gas.

•                  Maintain operational and financial flexibility

Despite near-term challenges, Donaldsonville provides important flexibility and options

•                  Expand the usage, utility and duration of our forward pricing program (FPP)

It benefits CF Industries and customer alike

21

Diversify the Feedstock

•                  We’re currently 100 percent North America natural gas based

•                  Options under consideration include:

•                  JV in Trinidad

•                  Conversion of a portion of Donaldsonville to proven petroleum coke gasification technology

•                  Medicine Hat provides a degree of diversification

•                  Donaldsonville location and infrastructure provide ‘make versus buy’ flexibility

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Expand Domestic Natural Gas Supply

•                  North America has significant untapped natural gas reserves

•                  The political climate in Washington is changing

•                  Exploration and LNG can significantly change pricing

•                  Donaldsonville well positioned for LNG supply

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Expand Domestic Supply

[GRAPHIC]

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Expand Domestic Supply

[GRAPHIC]

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Maintain Operational and Financial Flexibility

•                  Modular configuration a key plus at Donaldsonville

•                  Mississippi River location and significant import/handling/distribution capabilities are additional advantages

•                  Strong financial position supports additional flexibility

26

Optimize the Forward Pricing Program

[GRAPHIC]

•                  In ‘05, it accounted for nearly 70 percent of nitrogen fertilizer sales

•                  It proved very effective in a rising natural gas cost environment

•                  The issue today is its effectiveness in different pricing scenarios

27

One Last Strategic Thought

•                  CF Industries’ Phosphate Operations

•                  Newest U.S. phosphate rock mine (Hardee County)

•                  One of largest U.S. integrated DAP/MAP complexes (Plant City)

•                  Ammonia terminal and warehouse/shipping complex, with access to domestic and export markets

•                  23% of sales and 17% of gross margin in 2005 – and important product and market diversification

28

Summary

The Long Term Competitiveness of North American Nitrogen Capacity?

•                  The markets, the infrastructure and the raw materials all exist

•                  Globalization in the natural gas market is happening

•                  The political climate in the U.S. is changing

•                  Alternative feed stocks offer additional options

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[LOGO]

[GRAPHIC]

30

APPENDIX

31

Industry Overview

•                  Three key nutrients:

•                  Nitrogen (N)

•                  Phosphate (P)

•                  Potash (K)

Global Fertilizer Consumption

Total Tons 2004: 162MM

[CHART]

32

Long-Term Demand Drivers

World Population is Growing...	…While World Meat Consumption Is Increasing…	…Requiring More Corn to Feed More Livestock…

[CHART]	[CHART]	[CHART]

[GRAPHIC]

Global Fertilizer Consumption (1)

[CHART]

Notes:  (1) Excludes former Soviet Union countries

33

Competitive Strengths

•                  World-Scale Manufacturing Facilities

•                  Strategically Located, Flexible Distribution System

•                  Long-Standing Customer Relationships

•                  Leading Market Positions

•                  Innovative Risk Management

•                  Strong Financial Position

•                  Experienced Management Team

34

Significant Scale Advantage

North American Nitrogen Fertilizer Facilities – By Capacity

[CHART]

35

World-Scale Manufacturing – Donaldsonville, LA

•                  #1 nitrogen fertilizer complex in North America

•                  Significant production flexibility

•                  Access to low cost transportation by barge, pipeline and rail

•                  Deep-water dock

Annual Gross	MM
Capacity	Tons

Ammonia	2.3
Urea	1.7
UAN	2.7

[GRAPHIC]

36

World-Scale Manufacturing – Medicine Hat, AB

•                  #1 nitrogen fertilizer complex in Canada, #3 in North America

•                  Access to attractive markets of western Canada and northern U.S.

•                  Supplied by lower-priced natural gas from Alberta

•                  Average advantage of $27/ton ammonia

Annual Gross	MM
Capacity	Tons

Ammonia	1.3
Urea	0.8

[GRAPHIC]

37

World-Scale Manufacturing – Central Florida

•                  Plant City Complex – one of the largest, integrated DAP/MAP complexes in U.S.

•                  Port of Tampa – access to domestic and international markets

Annual Gross	MM
Capacity	Tons

Phosphate Rock	3.5
Sulfuric Acid	2.6
Phosphoric Acid	1.0
Phosphoric Acid	2.0

[GRAPHIC]

38

Strategically Located, Flexible Distribution Network

[GRAPHIC]

39

Forward Pricing Program

Challenge		Solution		Benefits

•	Natural gas and nitrogen fertilizer prices are highly volatile	•	Customers purchase product forward	•	Margin certainty

		•	CF locks in margin by fixing natural gas costs	•	Improved production scheduling

		•	Substantial customer deposit	•	Reduced inventory risk

				•	Enhanced liquidity

				•	Integration with customers

>50% of nitrogen fertilizer sold under FPP in 2004

40

Leading Market Positions in North America

Market Share (2004)

Nitrogen	Phosphate

[CHART]	[CHART]

•                  Key Driver: Strategically located network of terminals and warehouses

41

Experienced Management Team

Name	Age	Position	Years In Industry
Steve Wilson	56	President, CEO and Chairman	15
Ernie Thomas	51	SVP and CFO	1
David Pruett	51	SVP, Operations	—
Steve Chase	53	VP, Corporate Planning	30
Phil Koch	53	VP, Raw Materials Procurement	2
Fred Mugica	54	VP, Supply and Logistics	29
Monty Summa	52	VP, Sales	8
Lou Frey	54	VP, GM Donaldsonville	30
Russ Holowachuk	58	VP, GM Medicine Hat	36
Herschel Morris	54	VP, GM Phosphate Operations	30

42